Note 23	6 Months Ended
Jun. 30, 2023
Provisions [abstract]
Disclosure of provisions [text block]	Provisions
The breakdown of the balance under this heading in the condensed consolidated balance sheets, based on type of provisions, is as follows:

Provisions. Breakdown by concepts (Millions of Euros)
	Notes	June 2023	December 2022
Provisions for pensions and similar obligations		2,581	2,632
Other long term employee benefits		454	466
Provisions for taxes and other legal contingencies	6.1	686	685
Commitments and guarantees given	30	748	770
Other provisions ⁽¹⁾		390	380
Total		4,859	4,933
(1) Individually non-significant provisions for various concepts and corresponding to different geographical areas.
Ongoing legal proceedings and litigation
The financial sector faces an environment of increased regulatory pressure and litigation. In this environment, the various Group entities are often sued on lawsuits and are therefore involved in individual or collective legal proceedings and litigation arising from their activity and operations, including proceedings arising from their lending activity, from their labor relations and from other commercial, regulatory or tax issues, as well as in arbitration.
On the basis of the information available, the Group considers that, at June 30, 2023, the provisions made in relation to judicial proceedings and arbitration, where so required, are adequate and reasonably cover the liabilities that might arise, if any, from such proceedings. Furthermore, on the basis of the information available and with the exceptions indicated in Note 6.1 "Risk factors", BBVA considers that the liabilities that may arise from such proceedings will not have, individually, a significant adverse effect on the Group's business, financial situation or results of operations.